SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2000

Adobe Systems Incorporated
(Exact name of Registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

  345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (408) 536-6000

ITEM 5.	OTHER EVENTS.

        On September 14, 2000, Adobe Systems Incorporated announced record revenue and operating profit for third quarter of fiscal 2000. In addition, the Company announced a two-for-one stock split of its common stock, in the form of a dividend, for stockholders of record on October 2, 2000.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

(c) Exhibits.

99.1	Press Release issued September 14, 2000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

Date: September 14, 2000	By:	/s/ COLLEEN M. POULIOT

Colleen M. Pouliot
Senior Vice President, Secretary and
General Counsel

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release issued September 14, 2000.